UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

DATE OF REPORT (Date of earliest event reported)         December 16, 1999

TELLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

4951 Indiana Avenue, Lisle, Illinois	60532
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 378-8800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

Restated Quarterly Financial Information

On December 16, 1999, Tellabs, Inc., ("the Company") elected to publish restated condensed consolidated statements of earnings on its website at www.tellabs.com to reflect its August 30, 1999, merger with NetCore Systems, Inc., accounted for as a pooling of interests, as well as its August 3, 1998, merger with Coherent Communications Systems Corporation, which was originally accounted for as an immaterial pooling of interests.

Item 7. Financial Statements and Exhibits.

   (c) Exhibits
     Exhibit 99 - Restated Condensed Consolidated Statements of Earnings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       TELLABS, INC.
                     (Registrant)

                             /s Robert E. Swininoga
                           Robert E. Swininoga
                        Vice President and
                                      Principal Accounting Officer

December 16, 1999
(Date)

EXHIBIT INDEX

Exhibit Number	Description
99	Restated Condensed Consolidated Statements of Earnings